DEFERRED COMPENSATION PLAN
(New Participant Form)

        THIS DEFERRED COMPENSATION PLAN (hereinafter referred to as “Plan”) is entered into effective this ____ day of ____, 19__, by and between NU SKIN INTERNATIONAL, INC., a Utah corporation, hereinafter called “Company” and by [Name of Employee], hereinafter called “Employee.”

WITNESSETH:

        FOR AND IN CONSIDERATION of the mutual covenants, promises and conditions herein contained, the parties agree as follows:

    1.        TERM OF PLAN. This Plan shall become effective as of the above date and shall remain in effect until the entire amount of the Deferred Compensation Trust (hereinafter referred to as “Compensation Trust”) has been distributed to the Employee or his designated beneficiary, or forfeited to the Company pursuant to the terms of this Plan. Employee hereby accepts this Plan and agrees to serve at the discretion of the Company and to devote his full time and talents to the business conducted by the Company.

    2.        OTHER AGREEMENTS, SUPERSEDURE. This Plan shall not supersede any other contract of employment, whether written or oral, between the Company and Employee. However, any article or clause of any other contract which may be in conflict with this Plan shall be deemed amended by this Plan as herein provided.

    3.        COMPENSATION ACCOUNTS AND TRUST. Upon the execution of this Plan, the Company will establish an Account on the Company’s books for the benefit of Employee (the “Compensation Account”). The Compensation Account will contain two sub-accounts; the “Employee Compensation Sub-Account” and the “Company Compensation Sub-Account.” In addition, the Company shall establish the Compensation Trust to facilitate the performance of its deferred compensation obligation. The Compensation Trust may be amended as convenient or required to permit the inclusion therein of plans similar to the Plan as a “Plan” as defined in the Compensation Trust agreement.

    4.        EMPLOYEE CONTRIBUTIONS. Prior to the beginning of each fiscal year of the Company during which the Employee is employed, the Employee may elect to defer a portion of the compensation to be paid to the Employee for the coming year (“Employee Contribution”). The Employee Contribution shall be credited by the Company to the Employee Compensation Sub-Account at the times at which the compensation would have been paid except for the deferral election (i.e., if the Employee elects to defer a portion of his normal bi-weekly compensation then the deferred portion shall be credited to the Employee Compensation Sub-Account on a bi-weekly basis). For purposes of the fiscal year in which this Plan is first implemented, the election by the Employee shall be made within thirty (30) days after this Plan is effective.

    5.        COMPANY CONTRIBUTIONS. Until this Plan is terminated as provided for herein, the Company will make a contribution (“Company Contributions”) to the Company Compensation Sub-Account, subject to and based upon the continued profitability of the Company and the continued employment and performance of the Employee, which Company Contributions shall be as follows: On or before the end of each fiscal year of the Company during which the Employee works, the Board of Directors of the Company shall determine in their sole discretion an amount to be credited to the Company Compensation Sub-Account for the fiscal year, which amount shall not be less than ten percent (10%) of the Base Salary of the Employee for the fiscal year, determined prior to the deferral of any compensation pursuant to this Plan, and exclusive of all bonuses, commissions and other compensation paid to the Employee. For purposes of this paragraph 5, there shall be included as a year in which the Employee works, any year in which the Employee is on leave of absence from the Company and is serving as a full-time missionary for any legally recognized ecclesiastical organization, and there shall be credited to the Company Compensation Sub-Account for any such year an amount not less than ten percent (10%) of the Base Salary of the Employee for the most recent preceding fiscal year in which the Employee was employed throughout the year by the Company.

        For all purposes of this Agreement, the term Company Contributions will include all contributions to the Company Compensation Sub-Account by the Company or by any Affiliate of the Company. Further, the term Base Salary shall include the Base Salary received by Employee from the Company or by an Affiliate of the Company. An Affiliate of the Company is a company that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with the Company.

    6.        CONTRIBUTIONS TO COMPENSATION TRUST. On at least an annual basis, the amount in the Compensation Account shall be contributed to the Compensation Trust.

    7.        ACCOUNTING. At the end of each fiscal year the Company shall notify the Employee in writing as to the amount, if any, that has been credited to the Employee Compensation Sub-Account, the Company Compensation Sub-Account and contributed to the Compensation Trust for the past fiscal year and the total amount held in the Compensation Trust for the benefit of the Employee with the earnings thereon. The accounting shall specify the vested portion of amounts held pursuant to the Plan.

    8.        NATURE OF COMPANY’S OBLIGATION. The Company’s obligations under this Plan shall be an unfunded and unsecured promise to pay. The Company shall not be obligated under any circumstances to fund its financial obligations under this Plan. Any assets which the Company may acquire to help cover its financial liabilities are and remain general assets of the Company subject to the claims of its creditors. Neither the Company nor the Plan created hereby gives the Employee any beneficial ownership interest in any asset of the Company. All rights of ownership in any such assets are and remain in the Company. All assets in the Compensation Account and in the Compensation Trust shall always be deemed to be assets of the Company subject to the general creditors of the Company. The Employee shall have no vested right in the Compensation Account or the Compensation Trust. The assets in the Compensation Account and Compensation Trust shall be held pursuant to this Plan and shall remain the sole and exclusive property of the Company and shall be subject to corporate general creditors.

    9.        EMPLOYEE RIGHT TO ASSETS.

        a.        The rights of the Employee, any Designated Beneficiary of the Employee, or any other person claiming through the Employee under this Plan, shall be solely those of an unsecured general creditor of the Company. The Employee, the Designated Beneficiary of the Employee, or any other person claiming through the Employee, shall have the right to receive those payments specified under this Plan only from the Company, and has no right to look to any specific or special property separate from the Company to satisfy a claim for benefit payments, including but not limited to the Compensation Trust.

        b.        The Employee agrees that he, his Designated Beneficiary, or any other person claiming through him shall have no rights or beneficial ownership interest whatsoever in any general asset that the Company may acquire or use to help support its financial obligations under this Plan, including but not limited to the Compensation Trust. Any such general asset used or acquired by the Company in connection with the liabilities it has assumed under this Plan, shall not be deemed to be held under any trust for the benefit of the Employee or his Designated Beneficiary. Nor shall any such general asset be considered security for the performance of the obligations of the Company. Any such asset shall remain a general, unpledged, and unrestricted asset of the Company.

        c.        The Employee also understands and agrees that his participation in the acquisition of any such general asset for the Company shall not constitute a representation to the Employee, his Designated Beneficiary, or any person claiming through the Employee that any of them has a special or beneficial interest in such general asset.

    10.        RETIREMENT BENEFITS. At such time as Employee terminates employment with the Company (which time shall hereafter be referred to as “Retirement Date”) the Company will pay a deferred compensation benefit (“Retirement Benefit”) to Employee. The amount of the Retirement Benefit shall be equal to the vested portion of the amount contributed to the Compensation Trust from the Compensation Account together with any earnings thereon as of the Retirement Date of the Employee. The Retirement Benefit shall be paid to Employee in 60 equal monthly installments, with the first payment commencing 30 days after the Employee reaches his Retirement Date. The Company may, in its discretion, accelerate any payments to the Employee and may accelerate vesting of the benefits under the plan. In addition, the Company in its discretion may pay the Retirement Benefit prior to termination of Employee’s employment with the Company. The Company may, in its discretion, accelerate any payments to the Employee and may accelerate vesting of the benefits under the plan.

    11.        DISABILITY BENEFITS. If it is determined using social security standards that the Employee is permanently and totally disabled and unable to continue to perform his duties in the Company, and on the express condition that the Employee has satisfied all of the covenants, conditions and promises contained in this Plan (to the extent applicable) the Company shall pay to the Employee the vested portion of the amount contributed to the Compensation Trust from the Compensation Account together with any earnings thereon as of the date that disability is determined (“Disability Benefit”). The Disability Benefit shall be paid to the Employee in 60 equal monthly installments to commence 30 days after disability is established to the satisfaction of the Company. The Company may, in its discretion, accelerate any payments to the Employee and may accelerate vesting of the benefits under the plan.

    12.        DEATH BENEFITS.

        a.        Pre-retirement death benefit. Upon the death of Employee prior to his Retirement Date, a Death Benefit shall be paid to Employee’s estate (or his designated beneficiary) in an amount equal to sum of the following (“Death Benefit”):

            (i)        The amount contributed to the Compensation Trust from the Employee Compensation Sub-Account together with any earnings thereon as of the date of the Employee’s death; and

            (ii)        the greater of (a) the vested portion of the amount contributed to the Compensation Trust from the Compensation Account together with any earnings thereon as of the date of the Employee’s death; or (b) an amount equal to five times the average of the Employee’s Base Salary for the three most recent years. The Death Benefit shall be paid in 60 equal monthly installments to commence 30 days after the death of Employee. The Company may, in its discretion, accelerate any payments due and may accelerate vesting of the benefits under the plan.

        b.        Post-retirement death benefit. If Employee dies after his Retirement Date, the Employee’s estate (or his designated beneficiary) shall be entitled to receive the remaining unpaid vested portion of the Retirement Benefit. The remaining Retirement Benefit shall be paid to the Employee’s estate (or his Designated Beneficiary) on the same basis as it was being paid to the Employee as of Employee’s Retirement Date. The Company may, in its discretion, accelerate any payments due and may accelerate vesting of the benefits under the plan.

        c.        For the purposes of this Section 12, the Employee shall be deemed employed by the Company at any time during which the Employee is on leave of absence from the Company and is serving as a full-time missionary for any legally recognized ecclesiastical organization, at the Base Salary of the employee in effect immediately prior to the commencement of such leave of absence.

    13.        VESTING. Employee’s right to receive the Benefits hereunder shall vest as follows:

        1.        The Employee shall be 100% vested in all amounts contributed to the Employee Compensation Sub-Account.

        2.        The Employee shall vest 100% in amounts contributed to the Company Compensation Sub-Account if the Employee has been continuously employed with the Company from the date of the Plan until the earlier of the following events:

            (a)        The Employee attains 60 years of age; or

            (b)        The Employee has been continuously employed by the Company for a period of twenty (20) years.

            (c)        The Employee’s death or disability as defined in the Plan.

        3.        No amounts contributed to the Company Compensation Sub-Account shall vest unless the employee has been continuously employed by the Company from the date of the Plan until the events specified in paragraph 13.2 above.

        4.        Notwithstanding paragraphs 13.1, 13.2 and 13.3 above, Employee shall forfeit all benefits accruing under this Plan if at any time during his employment with the Company, Employee (1) directly or indirectly enters into the employment of or owns any interest in any other company, business or corporation which competes directly or indirectly with the business of the Company, or (2) the Employee allows the association of his name with or renders any service or assistance or advice, whether or not for consideration, to any other corporation, company or business which company, business or corporation is in competition with the Company.

        5.        For purposes of this paragraph 13, there shall be included in the time the Employee is deemed continuously employed by the Company any time in which the Employee is on leave of absence from the Company and is serving as a full-time missionary for any legally recognized ecclesiastical organization.

    14.        NATURE OF BENEFITS. It is expressly understood that when Benefits provided for herein are payable, they are payable on account of the past services of Employee and are not payable on account of services to be rendered after the date the Employee retires or terminates. Further, all amounts to be paid hereunder do not depend on Employee serving as a consultant or the Employee serving in any capacity for the Company after the Employee’s Retirement. Benefits payable hereunder are specifically meant to be paid upon the termination, retirement, death or disability of the Employee as deferred compensation.

    15.        INVESTMENT DISCRETION. All amounts contributed to the Contribution Account under this Plan, and any and all earnings thereon may be invested or utilized by the Company as the Company, in its sole and absolute discretion, may determine, including, without limitation, in any aspect of the business or operations of the Company. The Company may exercise this discretion to determine the amount of earnings on any amounts contributed to the Contribution Account for any period.

    16.        NONASSIGNABILITY. It is expressly understood and agreed hereunder that the Benefits derived from this Plan are not subject to attachment for payment of any debts or judgments of Employee and neither Employee nor the Employee’s spouse or heirs shall have any right to transfer, modify, anticipate, encumber, or assign any of the Benefits or rights hereunder. None of the payments which may be due to the Employee shall be transferrable by operation of law in the event the Employee becomes insolvent or bankrupt.

    17.        MERGER OR CONSOLIDATION. In the event the Company shall reorganize, consolidate or merge with any other company this Plan shall become an obligation of the new company or of any company taking over the duties and responsibilities of the Company. The Company agrees that if any of these events occur, Employee may request that a Rabbi trust be established to hold the Benefits.

    18.        LIQUIDATION AND INSOLVENCY. In the event the Company must liquidate due to insolvency or events resulting in an act of bankruptcy, or in the event the Company becomes insolvent and is incapable of paying its bills and obligations, then this Agreement shall terminate and shall be considered as fully and completely discharged.

    19.        PAYMENTS TO OTHER PERSONS. If the Company shall find that any person to whom any payment is to be made under this Plan is unable to care for his affairs because of illness or accident, or is a minor, any Benefit due (unless a prior claim therefore shall have been made by a duly appointed guardian, committee or other legal representative) may be paid to the spouse, a child, a parent, or a brother or sister, or to any person deemed by the Company to have incurred expenses for such person otherwise entitled to payment, in such manner and proportions as the Company may determine. Any such payment shall be a complete discharge of the liabilities of the Company under this Plan.

    20.        LIMITATIONS OF THIS PLAN. Nothing contained herein shall be construed as conferring upon the Employee the right to continue in the employ of the Company in any capacity.

    21.        OTHER BENEFITS DETERMINED BY COMPENSATION. All amounts credited to the Account under this Plan shall not be deemed to be part of the Employee’s regular annual compensation for the purpose of computing benefits to which he may be entitled under any pension, profit sharing, 401(k) plan or other arrangement of the Company for the benefit of its employees.

    22.        BOARD OF DIRECTORS AUTHORITY. The Board of Directors of the Company shall have full power and authority to interpret, construe and administer and amend prospectively this Plan and the Board’s interpretations and construction hereof and actions hereunder shall be binding and conclusive on all persons for all purposes. No Employee, representative or agent of the Company shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his own willful misconduct or lack of good faith.

    23.        AMENDMENT. During the lifetime of the employee, this Plan may be amended or revoked at any time, in whole or part, by the mutual written agreement of the parties.

    24.        BINDING EFFECT. This Plan shall be binding upon the parties hereto, their heirs, assigns, successors, executors, administrators and they shall agree to execute any and all instruments necessary for the fulfillment of the terms of this Plan.

    25.        APPLICABLE LAW. This Plan shall be construed in accordance with and governed by the laws of the State of Utah.

    26.        COMPENSATION TRUST. The Company may effect such amendments to the Compensation Trust Agreement dated September 23, 1993 as convenient or required to be consistent with this Amended Agreement and/or is required to make or continue to make the Compensation Trust Agreement in compliance with Internal

Revenue Service Revenue Procedure 92-64 or any amendments or replacements thereto.

        IN WITNESS WHEREOF the parties hereto have set their hands the day and year first above written.

COMPANY:

NU SKIN INTERNATIONAL, INC.

By______________________________
Its______________________________

EMPLOYEE:

_________________

[Name of Employee]

BENEFICIARY DESIGNATION

ENDORSEMENT:

        The Employee pursuant to that certain Deferred Compensation Plan entered into on the day of _____, 19, by and between NU SKIN INTERNATIONAL, INC. and Employee, does hereby designate the following beneficiary:

EMPLOYEE:

_________________

    [Name of Employee]

DEFERRED COMPENSATION CONTRIBUTION RECONCILIATION

TO:        [Name of Employee]

DATE:

        The amounts which have been credited pursuant to the Deferred Compensation Plan for your benefit are as follows:

DEFERRED COMPENSATION PLAN CONTRIBUTION RECONCILIATION

NAME OF ACCOUNT	AMOUNT CONTRIBUTED TO DATE	ACCUMULATED VALUE	VESTED PERCENTAGE

Employee Compensation Sub Account			100%

Company Compensation Sub Account 1998

Company Compensation Sub Account 1999

Company Compensation Sub Account 2000

Company Compensation Sub Account 2001

        This reconciliation reflects the amounts as set forth on the books and records of the Company as of the date set forth above and does not guarantee the amount or availability of any benefit under the Plan. The amount or availability of any benefit under the Plan must be determined by reference to the terms and conditions of the Plan.

AMENDMENT NO.1 TO
DEFERRED COMPENSATION PLAN

        THIS AMENDMENT NO. 1 TO DEFERRED COMPENSATION PLAN (hereinafter referred to as the “Amendment”) is entered into effective the _____ day of ________, 20____ by and between NU SKIN INTERNATIONAL, INC., a Utah corporation, hereinafter called “Company” and ______________________, hereinafter called “Employee.”

WITNESSETH:

        WHEREAS, the Company and the Employee entered into that certain Deferred Compensation Plan effective as of the 1st day of January, 2003 (the “Plan”), and the Company and the Employee desire to amend the Plan to allow the Employee to direct the investment of amounts held in trust for the account of Employee among investment options selected by the Company and to allow the Company more flexibility in providing the benefits under the Plan.

        FOR AND IN CONSIDERATION of the premises, and the mutual covenants, promises and conditions herein contained, the parties agree as follows:

        1.        EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective as of the date first written above.

        2.        INVESTMENT DIRECTION. The Company, at its sole discretion, may select one or more performance model(s) (an “Investment Model”) to be made available for selection by the Employee. The Employee may be permitted to choose an Investment Model for some or all of the amounts held in the Compensation Account. The earnings hypothetically returned pursuant to each Investment Model(s) selected by the Employee with the respect to the amount designated by the Employee as subject to the Investment Model shall be added to the Compensation Account, and there shall be deducted from the Compensation Account the amount of any loss hypothetically returned pursuant to each Investment Model(s) selected by the Employee with respect to the amount designated by the Employee as subject to the Investment Model. At any time and from time to time the Company shall have the right, in its sole discretion, to change, modify or discontinue the availability of any Investment Model(s). Pursuant to rules adopted by the Company, the Employee shall be entitled to select and change the Investment Model(s) by which earnings attributable to Employee’s Compensation Account will be measured. The Employee shall be provided from time to time as determined by the Company information regarding the investment results of the Investment Model(s). The Company’s liability to the Employee for amounts in the Compensation Account shall be determined by the performance of the Investment Model(s) selected by the Employee. The Trustee of the Compensation Trust may invest the assets of the Compensation Trust in accordance with the Investment Model(s) selected by the Employee. The Trustee of the Compensation Trust shall have the discretion to select any investment or Investment Model for any amounts in the Compensation Account. The Company shall be under no obligation to follow the Employee’s direction as to selection of an Investment Model. The Company and the Trustee of the Compensation Trust shall have no responsibility for the performance of any investment in which any portion of the Compensation Account is invested, and particularly, without limitation, shall have no responsibility for the performance of any Investment Model chosen by the Employee.

        3.         PERIODIC REPORTING. The Company may, in its sole discretion, provide to the Employee access to periodic reports, on such basis as the Company may determine, reflecting the amount of the Compensation Account and the Investment Models selected by the Employee.

        4.         AMENDED PROVISIONS. Sections 10, 11, and 12 of the Plan are hereby amended in their entirety to read as follows:

10.	RETIREMENT BENEFITS. At such time as Employee separates from employment with the Company (which time shall hereafter be referred to as “Retirement Date”) the Employee shall receive the Employee’s Vested Deferral Account at the time and in the manner elected by the Employee. The Employee’s Vested Deferral Account is the amounts held in the Compensation Accounts and the Compensation Trust for the benefit of the Employee. An election regarding the time and manner of payment of the Employee’s Vested Deferral Account (including all future years’ contributions) shall be made within thirty (30) days of the date of this Amendment and may be amended thereafter at the election of the Employee, provided that any amendment will only be valid if made concurrent with the Employee’s most recent election to defer Compensation under Section 3, but no later than November 30 of the year prior to the year in which the Retirement Date occurs.

         a.        Time of Payment. An Employee’s Vested Deferral Account shall be paid (or commence to be paid) according to the advance election of the Employee, either (i) within two years following the Retirement Date, or (ii) on the January 1st immediately following the Retirement Date. If the Employee has not made or has no valid election in effect at the time of Retirement Date, distribution shall commence thirty (30) days after the Retirement Date.

         b.        Manner of Payment. An Employee’s Vested Deferral Account will be paid according to the advance election of the Employee, either in a lump sum cash payment or substantially equal installments. Installment payments may be made annually, semi-annually, quarterly, monthly, semi-monthly or bi-weekly over any period from two (2) to thirty (30) years. However, no payment period may extend beyond the joint life expectancy of the Employee and his or her spouse. If no election has been made by the Employee, the Employee’s Vested Deferral Account will be paid in substantially equal monthly installments over a period of five (5) years.

         c.         Value of Employee’s Vested Deferral Account Balance. The value of an Employee’s Vested Deferral Account to be distributed shall be determined as of the date a payment is made, and shall be charged with distributions and adjusted for gains and losses, through such date. To the extent payment shall be made in installments, the amount of the installment for a particular month may be adjusted to take into account the value of the Employee’s Vested Deferral Account (as adjusted) and the number of remaining months over which the installments payments are to be made.

        The Company may, in its discretion, accelerate any payment to the Employee and may accelerate vesting of the benefits under the plan. In addition, the Company in its discretion may pay the Employee’s Vested Deferral Account prior to the Employee’s separation from employment with the Company.

11.	DISABILITY BENEFITS. If it is determined using social security standards that the Employee is permanently and totally disabled and unable to continue to perform his duties in the Company (the “Disability Date”), and on the express condition that the Employee has satisfied all of the covenants, conditions and promises contained in this Plan (to the extent applicable) the Employee shall receive the Employee’s Vested Deferral Account at the time and in the manner elected by the Employee. The Employee’s Vested Deferral Account is the amounts held in the Compensation Accounts and the Compensation Trust for the benefit of the Employee. An election regarding the time and manner of payment of the Employee’s Vested Deferral Account (including all future years’ contributions) shall be made within thirty (30) days of the date of this Amendment and may be amended thereafter at the election of the Employee, provided that any amendment will only be valid if made concurrent with the Employee’s most recent election to defer Compensation under Section 3, but no later than November 30 of the year prior to the year in which the Disability Date occurs.

        a.         Time of Payment. An Employee’s Vested Deferral Account shall be paid (or commence to be paid) according to the advance election of the Employee, either (i) within thirty (30) days after disability is established to the satisfaction of the Company, or (ii) on the January 1st immediately following the date when disability is established to the satisfaction of the Company. If the Employee has not made or has no valid election in effect at the time of the determination of disability, distribution shall commence within thirty (30) days after disability is established to the satisfaction of the Company.

        b.         Manner of Payment. An Employee’s Vested Deferral Account will be paid according to the advance election of the Employee, either in a lump sum cash payment or substantially equal installments. Installment payment may be made annually, semi-annually, quarterly, monthly, semi-monthly, or bi-weekly over any period from two (2) to thirty (30) years. However, no payment period may extend beyond the joint life expectancy of the Employee and his or her spouse. If no election has been made by the Employee, the Employee’s Vested Deferral Account will be paid in substantially equal monthly installments over a period of five (5) years.

         c.         Value of Employee’s Vested Deferral Account Balance. The value of an Employee’s Vested Deferral Account to be distributed shall be determined as of the date a payment is made, and shall be charged with distributions and adjusted for gains and losses, through such date. To the extent payment shall be made in installments, the amount of the installment for a particular month may be adjusted to take into account the value of the Employee’s Vested Deferral Account (as adjusted) and the number of remaining months over which the installments payments are to be made.

        The Company may, in its discretion, accelerate any payments to the Employee and may accelerate vesting of the benefits under the plan.

        12.    DEATH BENEFITS.

         a.           Pre-retirement death benefit. Upon the death of the Employee prior to his Retirement Date, a Death Benefit shall be paid to Employee’s estate (or his designated beneficiary) in an amount equal to sum of the following (“Death Benefit Deferral Account”):

(i) The amount contributed to the Compensation Trust from the Employee Compensation Sub-Account together with any earnings thereon as of the date of the Employee’s death; and

(ii) the greater of (a) the vested portion of the amount contributed to the Compensation Trust from the Compensation Account together with any warning thereon as of the date of the Employee’s death; or (b) an amount equal to five times the average of the Employee’s Base Salary for the three most recent years.

        The Death Benefit Deferral Account shall be paid at the time and in the manner elected by the Employee.. An election regarding the time and manner of payment of the Employee’s Death Benefit Deferral Account (including all future years’ contributions) shall be made within thirty (30) days of the date of this Amendment and may be amended thereafter at the election of the Employee, provided that any amendment will only be valid if made concurrent with the Employee’s most recent elections to defer Compensation under Section 3, but no later that November 30 of the year prior to the year in which the Employee’s death occurs.

        a.        Time of Payment. An Employee’s Death Benefit Deferral Account shall be paid (or commence to be paid) according to the advance election of the Employee, either (i) within two years after the date of the Employee’s death, or (ii) on the January 1st immediately following the date of the Employee’s death. If the Employee has not made or has no valid election in effect at the time of death, distribution shall commence within thirty (30) days after the date of the Employee’s death.

        b.        Manner of Payment. An Employee’s Death Benefit Deferral Account will be paid according to the advance election of the Employee, either in a lump sum cash payment or substantially equal installments. Installment payment may be made annually, semi-annually, quarterly, monthly, semi-monthly, or bi-weekly over any period from two (2) to thirty (30) years. However, no payment period may extend beyond the joint life expectancy of the Employee and his or her spouse. If no election has been made by the Employee, the Employee’s Vested Deferral Account will be paid in substantially equal monthly installments over a period of five (5) years.

        c.        Value of Employee’s Death Benefit Deferral Account. The value of an Employee’s Death Benefit Deferral Account to be distributed shall be determined as of the date a payment is made, and shall be charged with distributions and adjusted for gains and losses, through such date. To the extent payment shall be made in installments, the amount of the installment for a particular month may be adjusted to take into account the value of the Employee’s Death Benefit Deferral Account (as adjusted) and the number of remaining months over which the installments payments are to be made.

        The Company may, in its discretion, accelerate any payments to the Employee and may accelerate vesting of the benefits under the plan.

        b.        Post-retirement death benefit. If Employee dies after his Retirement Date, the Employee’s estate (or his designated beneficiary) shall be entitled to continue to receive the amounts as determined pursuant to Section 10 on the same basis as it was being paid to the Employee. The Company may, in its discretion, accelerate any payments due and may accelerate vesting of the benefits under the plan.

        c.        For the purposes of this Section 12, the Employee shall be deemed employed by the Company at any time during which the Employee is on leave of absence from the Company and is serving as a full-time missionary for any legally recognized ecclesiastical organization, at the Base Salary of the employee in effect immediately prior to the commencement of such leave of absence.

        5.          TERMS. Terms used herein shall have the same meaning as ascribed thereto in the Plan and any amendment thereto, except as otherwise specifically defined herein.

        6.        COMPENSATION TRUST. The Company may effect such amendments to the Compensation Trust Agreement dated September 23, 1993 as convenient or required to be consistent with this Amendment and/or is required to make or continue to make the Compensation Trust Agreement in compliance with Internal Revenue Service Revenue Procedure 92-64 or any amendments or replacements thereto.

    7.        EFFECT OF AMENDMENT. Except as otherwise specifically amended hereby, or as may be inconsistent with the terms of this Amendment, the Plan as previously amended and as in effect prior to the date of this Amendment shall continue in full force and effect.

        IN WITNESS WHEREOF the parties hereto have set their hands the day and year first above written.

NU	COMPANY: NU SKIN INTERNATIONAL, INC. BY: Its: EMPLOYEE: